Supplement dated November 26, 2018
to the Prospectus and Summary Prospectus, each as supplemented, of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia High Yield Municipal Fund	10/1/2018
Effective December 3, 2018 (the Effective Date), the portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Douglas J. White, CFA	Senior Portfolio Manager	Lead Portfolio Manager	December 2018
Catherine Stienstra	Senior Portfolio Manager and Head of Municipal Bond Investments	Portfolio Manager	2016
The rest of the section remains the same.
On the Effective Date, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Douglas J. White, CFA	Senior Portfolio Manager	Lead Portfolio Manager	December 2018
Catherine Stienstra	Senior Portfolio Manager and Head of Municipal Bond Investments	Portfolio Manager	2016
Mr. White joined the Investment Manager in 2018 as a senior portfolio manager. Prior to joining the Investment Manager, Mr. White was a portfolio manager at Nuveen Asset Management, LLC (Nuveen Asset Management) since 2011 in connection with Nuveen Asset Management’s acquisition of a portion of the asset management business of FAF Advisors, Inc. Mr. White began his investment career in 1983 and earned a B.A. from Carleton College and an M.B.A. from the University of Minnesota, Carlson School of Management.
Ms. Stienstra joined the Investment Manager in 2007 as a senior portfolio manager. Ms. Stienstra began her investment career in 1988 and earned a B.A. from the University of Nebraska.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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